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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      June 28, 2001
                                                  ---------------------


                              HeadHunter.NET, Inc.
--------------------------------------------------------------------------------

             (Exact name of Registrant as specified in Its Charter)


Georgia                           000-27003                       58-2403177
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(State of                       (Commission                     (IRS Employer
Identification No.)             File Number)                    Incorporation)



333 Research Court, Suite 200, Norcross, Georgia                    30092
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(Address of principle executive offices)                          (Zip Code)


(Telephone number of registrant)            (800) 891-8880
                                    -----------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
              (Former Name, Former Address and Former Fiscal Year,
                          if changed since last report)

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ITEM 5.  OTHER EVENTS

         Today, HeadHunter.NET, Inc. issued a press release regarding a presentation it made on June 28, 2001 at a First Union Securities investor conference. At this conference, HeadHunter announced that it expects to generate positive EBITDA for the quarter ended June 30, 2001. Craig Stamm, CFO of HeadHunter, also announced that job seeker visits were expected to increase by 133% over first quarter numbers to more than 40 million in the second quarter.

         HeadHunter had arranged for the presentation to be broadcast live over the Internet. Due to technical difficulties, the broadcast did not occur. A portion of the presentation is currently available through Real Audio on the Company's Investor Relations web site, www.headhunter.net.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits

                  99.1     Press Release, dated June 28, 2001

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HeadHunter.NET
                                     -------------------------------------------

Date: June 28, 2001                  By: /s/ Michelle S. Kelly
      -------------                      ---------------------------------------
                                         Michelle S. Kelly
                                         Chief Accounting Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.1              Press Release, dated June 28, 2001